UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	December 13, 2006

ViewCast.com, Inc.

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

0-29020	75-2528700

(Commission File Number)	(IRS Employer Identification No.)

3701 W. Plano Pkwy., Suite 300 Plano, TX	75075

(Address of Principal Executive Offices)	(Zip Code)
(972) 488-7200

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant
     On December 13, 2006, upon approval of its Audit Committee, ViewCast.com, Inc. (the “Company”) dismissed Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm effective as of December 13, 2006.
     Grant Thornton’s reports on the Company’s consolidated financial statements as of December 31, 2005 and 2004, contained an opinion regarding the substantial doubt about the ability of the Company to continue as a going concern. Grant Thornton’s reports on the Company’s consolidated financial statements as of December 31, 2005 and 2004 did not contain any other adverse opinion or a disclaimer of opinion and were not otherwise qualified or modified as to uncertainty, audit scope or accounting principles.
     During the fiscal years ended December 31, 2005 and 2004, and through December 13, 2006, there were no disagreements with Grant Thornton on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Grant Thornton’s satisfaction, would have caused Grant Thornton to make reference thereto in its reports on the financial statements for such years.
     During the fiscal years ended December 31, 2005 and 2004, and through December 13, 2006, there have been no “reportable events” as defined in Item 304(a)(1)(iv) of Regulation S-B, except for the following material weaknesses:
     For the three months ended March 31, 2005 and the six months ended June 30, 2005, Grant Thornton advised the Audit Committee of the Company of internal control deficiencies relating to (i) insufficient resources to perform an appropriate review and supervision of the preparation of accounting records; (ii) insufficient records to complete the preparation of the financial statements on a timely basis; (iii) insufficient resources to support sufficient preparation and independent auditor review of the consolidated financial statements; and (iv) insufficient resources to oversee the preparation of the consolidated financial statements. These internal control weaknesses also constituted material weaknesses in our disclosure controls. Due to these material weaknesses, during and after the quarter ending March 31, 2005, the Company took corrective actions to address the material weaknesses.
     None of the events disclosed above led to a disagreement or difference of opinion between Grant Thornton and the Company.
     Grant Thornton has been authorized to fully respond to any inquiries of the Company’s future independent registered public accounting firm concerning such material weaknesses.
     The Company has provided a copy of this Current Report on Form 8-K to Grant Thornton, and Grant Thornton has furnished a letter addressed to the Securities and Exchange Commission stating that it agrees with the above statements. Grant Thornton’s letter is attached hereto as Exhibit 16.1.
     On December 13, 2006, the Company’s Audit Committee engaged KBA Group LLP as the Company’s new independent registered public accounting firm.

     During the Company’s two most recent fiscal years ended December 31, 2005 and 2004, and through December 13, 2006, the Company did not consult with KBA Group LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and Item 304(a)(2)(ii) of Regulation S-B.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits
16.1	Letter on Change in Certifying Accountant from Grant Thornton LLP dated December 15, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIEWCAST.COM, INC.
Date: December 15, 2006
	By:	/s/ Laurie L. Latham
Laurie L. Latham, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter on Change of Certifying Accountant from Grant Thornton LLP dated December 15, 2006.